UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2008

                       Kronos Advanced Technologies, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                 000-30191                    87-0440410
 (State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)


464 Common Street, Suite 301, Belmont, Massachusetts            02478
      (Address of principal executive offices)                (Zip code)

                                 (617) 993-9965
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On March 13, 2008, Kronos Advanced Technologies, Inc. (the "Company") entered into Amendment No. 2 to Kronos Advanced Technologies, Inc. Secured Promissory Note ("Note Amendment No. 2"), effective as of February 29, 2008, with Sands Brothers Venture Capital LLC, a New York limited liability company ("Sands I"), Sands Brothers Venture Capital II LLC, a New York limited liability company ("Sands II"), Sands Brothers Venture Capital III LLC, a New York limited liability company ("Sands III"), Sands Brothers Venture Capital IV LLC, a New York limited liability company ("Sands IV") and Critical Capital Growth Fund, L.P., a Delaware limited partnership and a debenture licensed U.S. Small Business Investment Company ("CCGF" and together with Sands I, Sands II, Sands III and Sands IV, the "Holder"). Pursuant to the Note Amendment, the maturity date of Secured Convertible Promissory Note dated June 19, 2007 in the principal amount of up to $859,000 (the "CCGF Note") was extended to April 30, 2008 from February 29, 2008. In addition, pursuant to Note Amendment No. 2, the Company agreed to pay the holder an amendment fee in connection with Note Amendment No. 2 comprised of (a)(i) either a $12,500 cash payment or 818,112 shares of the Company's common stock and (ii) an additional 818,113 shares of the Company's common stock and (b) if all outstanding amounts under the CCGF Note are not paid in full on or prior to March 31, 2008, in addition to the amounts set forth in
(a) above, (i) either a $12,500 cash payment or 818,112 shares of the Company's common stock and (ii) an additional 818,113 shares of the Company's common stock. Note Amendment No. 2 also modified certain obligations with respect to the amendment fee payable with respect to Amendment No. 1 to the CCGF Note.

         This description of Note Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Note Amendment No. 2, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

         10.1 Amendment No. 2 to Kronos Advanced Technologies, Inc. Secured Promissory Note dated February 29, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 13, 2008          KRONOS ADVANCED TECHNOLOGIES, INC.


                                 By: /s/ Daniel R. Dwight
                                     --------------------
                                 Name:     Daniel R. Dwight
                                 Title:    Chief Executive Officer and President